EXHIBIT 32.1

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with amendment No.1 to the Annual Report of Audiovox Corporation
(the "Company") on Form 10-K/A for the period ended November 30, 2005 (the
"Report") as filed with the Securities and Exchange Commission on the date hereof, I, Patrick M. Lavelle, President and Chief Executive Officer of the
Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) The Report fully complies with Section 13(a) or 15(d) of the Securities
         Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

February 14, 2006

                                 /s/Patrick M. Lavelle
                                 -------------------------------------
                                 Patrick M. Lavelle
                                 President and Chief Executive Officer